UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

Victoria Hall
11 Victoria Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On December 6, 2005, Aspen Insurance Holdings Limited, a Bermuda limited liability company (the "Company") entered into an underwriting agreement relating to 4,000,000 Perpetual PIERS with Lehman Brothers Inc. (the "PIERS Underwriting Agreement"), pursuant to which the underwriters agreed to purchase the Perpetual PIERS from the Company, and pursuant to which the underwriters hold an option, exercisable up to thirty days after December 6, 2005, to purchase up to 600,000 additional Perpetual PIERS. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

The Perpetual PIERS are being offered and sold pursuant to the shelf registration statement on Form F-3 (File No. 333-129214), dated November 2, 2005 (the "Registration Statement") filed by the Company with the Securities Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the related prospectus supplement, dated December 6, 2005 (the "PIERS Prospectus Supplement"), with respect to the Perpetual PIERS. The terms of the Perpetual PIERS are set forth in the PIERS Prospectus Supplement, as filed with the Commission pursuant to Rule 424(b) under the Securities Act on December 8, 2005.

On December 12, 2005, Appleby Spurling Hunter, attorneys for the Company, issued an opinion and consent as to the validity of the Perpetual PIERS of the Company issued on December 12, 2005. Copies of the opinion and consent are attached as Exhibit 5.1 and Exhibit 23.1, respectively, hereto.

On December 12, 2005, in connection with the transactions described above, the Company authorized, and the Company's Secretary certified, a certificate of designations (the "Certificate of Designations") setting forth the terms of the Company's 5.625% Perpetual Preferred Income Equity Replacement Securities, par value 0.15144558¢ each, and liquidation preference of $50 per share (the "Perpetual PIERS"). A copy of the Certificate of Designations is attached as Exhibit 4.1 hereto. The Company also authorized a certificate of designations for our Perpetual Preference Shares, par value 0.15144558¢ each, ("Preference Shares") into which the Perpetual PIERS may be converted. The certificate of designations for the Preference Shares is attached as Exhibit 4.3. In connection with the Perpetual PIERS offering, the Company entered into a Remarketing Agreement with Lehman Brothers Inc. for the remarketing of the Preference Shares.

Item 8.01	Other Events

On December 6, 2005, the Company entered into an underwriting agreement relating to the issuance of 8,333,000 ordinary shares by the Company and offering of 6,000,000 ordinary shares by Wellington Underwriting plc to Lehman Brothers Inc. (the "Ordinary Shares Underwriting Agreement"), as representative of the underwriters named therein, pursuant to which the underwriters agreed to purchase the ordinary shares from the Company and Wellington Underwriting plc, and pursuant to which the underwriters hold an option, exercisable up to thirty days after December 6, 2005, to purchase up to 2,150,000 additional ordinary shares from the Company. A copy of the Ordinary Shares Underwriting Agreement is attached as Exhibit 1.2 hereto.

The ordinary shares are being offered and sold pursuant to the Registration Statement described above and the related prospectus supplement, dated December 6, 2005 (the "Ordinary Shares Prospectus Supplement"), with respect to the ordinary shares. The terms of the ordinary shares are set forth in the Ordinary Shares Prospectus Supplement, as filed with the Commission pursuant to Rule 424(b) under the Securities Act on December 8, 2005.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated December 6, 2005, between the Company and Lehman Brothers Inc.

1.2	Underwriting Agreement, dated December 6, 2005, among the Company, Wellington Underwriting plc and Lehman Brothers Inc., as representative of the underwriters named therein.

4.1	Certificate of Designations of the Company's Perpetual PIERS, dated December 12, 2005.

4.2	Specimen Certificate for the Company's Perpetual PIERS, dated December 12, 2005 (the form of which is incorporated in Exhibit 4.1).

4.3	Certificate of Designations of the Company's Preference Shares, dated December 12, 2005.

4.4	Specimen Certificate of the Company's Preference Shares, dated December 12, 2005 (the form of which is incorporated in Exhibit 4.3).

5.1	Opinion of Appleby Spurling Hunter.

23.1	Consent of Appleby Spurling Hunter (included in Exhibit 5.1 above).

99.1	Form of Remarketing Agreement, between the Company and Lehman Brothers, Inc., as Remarketing Agent.

The following exhibit is furnished as part of this report:

99.2	Press Release of the Company, dated December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: December 12, 2005	By: /s/ Julian Cusack
Name: Julian Cusack
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 6, 2005, between the Company and Lehman Brothers Inc.
1.2	Underwriting Agreement, dated December 6, 2005, among the Company, Wellington Underwriting plc and Lehman Brothers Inc., as representative of the underwriters named therein.
3.1	Certificate of Incorporation and Memorandum of Association of Aspen (incorporated herein by reference to Exhibit 3.1 to Aspen's 2003 Registration Statement on Form F-1 (Registration No. 333-110435)).
3.2	Amended and Restated Bye-Laws of Aspen (incorporated herein by reference to Exhibit 3.1 to Aspen's Current Report on Form 8-K filed on May 27, 2005).
4.1	Certificate of Designations of the Company's Perpetual PIERS, dated December 12, 2005.
4.2	Specimen Certificate for the Company's Perpetual PIERS, dated December 12, 2005 (the form of which is incorporated in Exhibit 4.1).
4.3	Certificate of Designations of the Company's Preference Shares, dated December 12, 2005.
4.4	Specimen Certificate of the Company's Preference Shares, dated December 12, 2005 (the form of which is incorporated in Exhibit 4.3).
5.1	Opinion of Appleby Spurling Hunter.
23.1	Consent of Appleby Spurling Hunter (included in Exhibit 5.1 above).
99.1	Form of Remarketing Agreement, between the Company and Lehman Brothers, Inc., as Remarketing Agent.
99.2	Press Release of the Company, dated December 12, 2005.